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                                                                   EXHIBIT 10.24

                              EMPLOYMENT AGREEMENT
                              --------------------

          EMPLOYMENT AGREEMENT, dated as of April 24, 1995, by and between COLUMBIA/HCA HEALTHCARE CORPORATION, a Delaware corporation (the "Corporation"), and R. CLAYTON MCWHORTER ("Employee").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Corporation desires to recognize the outstanding contributions made by Employee to Healthtrust, Inc. - The Hospital Company and to secure the continuation of his services with the Corporation; and

          WHEREAS, the Compensation Committee (the "Compensation Committee") of the Board of Directors of the Corporation (the "Board"), by unanimous written consent, authorized and directed the Corporation to enter into an Employment Agreement with Employee;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants herein contained, the parties hereto agree as follows:


     1.  Terms and Duties
         ----------------

          (a) The Corporation hereby employs Employee for a term commencing on April 24, 1995, and ending on April 24, 1997 and Employee hereby agrees to serve as Chairman of the Board of the Corporation during said period upon the terms and conditions herein contained. As used in this Agreement, the phrase "term of this Agreement" shall mean the period of time from April 24, 1995, to April 24, 1997, unless the parties agree to extend this Agreement, pursuant to Paragraph 1(c) below, in which case the term of this Agreement shall also include the extension of such period pursuant to such agreement.

          (b) During the term of this Agreement, Employee shall perform such duties and assignments for the Corporation as may be determined from time to time by the Chief Executive Officer of the Corporation and as are reasonable and customary for a full-time Chairman of the Board.

          (c) The Corporation and Employee hereby acknowledge that this Agreement may be extended for an additional period, provided both parties agree on the terms and conditions in writing at any time prior to April 24, 1997.
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     2.   Minimum Base Compensation, Bonus and Severance Payments
          -------------------------------------------------------

          (a) Commencing as of April 24, 1995, the Corporation agrees to pay Employee a base salary (in addition to the other compensation and benefits provided herein) at the rate per year of $800,000.00. Commencing as of July 1, 1995, the Corporation agrees to pay Employee a base salary (in addition to the other compensation and benefits proposed herein) at the rate per year of $600,000.00. Employee's annual base salary payable pursuant to this Paragraph (including any changes thereto pursuant to Paragraph 2(b) below) is hereinafter sometimes referred to as "Employee's Base Compensation". Employee's Base Compensation shall be payable in accordance with the customary payroll practices of the Corporation, but in no event less frequently than monthly. During the term of this Agreement, the Compensation Committee may increase but not decrease Employee's Base Compensation at any time by such amounts as it deems proper.

          (b) Employer shall be eligible to receive such bonus awards or other incentive compensation as shall be determined from time to time by the Compensation Committee in its sole discretion. Nothing contained in this Agreement shall preclude the Board from eliminating, reducing or otherwise changing any term or condition of any such bonus award.

          (c) The Corporation and the Employee hereby agree to terminate the Severance Protection Agreement (the "Severance Agreement") dated as of October 1, 1994 between Employee and Healthtrust, Inc. - The Hospital Company ("Healthtrust") in consideration of the payment by the Corporation to Employee of the sum of $2,400,000. The payment by the Corporation to the Employee shall be made on or about July 1, 1995. The Employee agrees that acceptance of the $2,400,000 from the Company, or any subsidiary thereof, constitutes the entire obligation of the Company, and any subsidiary thereof, to the Employee and constitutes full settlement of any claim for severance pay under the Severance Agreement. Furthermore, the payment of the sum of $2,400,000 shall be in lieu of any other severance or termination pay to which the Employee may be entitled.

          (d) The restricted period with respect to the 20,115 shares of Restricted Stock of the Corporation held by the Employee pursuant to the Healthtrust Restricted Stock Program is hereby accelerated to vest as of July 1, 1995.

     3.   Participation in Benefit Plans
          ------------------------------

          While employed under this Agreement, Employee shall be eligible to participate in all executive compensation and employee benefit plans or programs

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generally applicable to senior management employees of the Corporation. Except as otherwise provided herein, any such participation shall be in accordance with the provisions of such plans or programs and nothing contained in this Agreement is intended to or shall be deemed to affect adversely any of the Employee's rights as a participant under any such plan or program. Nothing in this Agreement shall preclude the Corporation from terminating or amending any such plan or program so as to eliminate, reduce or otherwise change any benefit payable thereunder. Notwithstanding the foregoing, Employee shall continue to receive, during the term of this Agreement and at the Corporation's expense, bookkeeping services, an auto allowance, medical spending account benefits, and executive disability benefits substantially similar to those which he was entitled to receive at Healthtrust.

     4.   Vacation
          --------

          Employee shall be entitled to vacation in accordance with the policies of the Corporation in effect from time to time.

     5.   Reimbursement of Business Expenses
          ----------------------------------

          Employee is authorized to incur reasonable expenses related to and for promoting the business of the Corporation, including expenses for entertainment, travel and similar items, and any such expenses paid by Employee from his own funds shall be promptly reimbursed to him by the Corporation in accordance with the policies and procedures of the Corporation in effect from time to time.

     6.   Source of Payments
          ------------------

          In any case where coverage or benefits are required to be provided under this Agreement but cannot be provided in accordance with the terms of the Corporation's plans which are maintained for the Corporation's senior executive or other employees generally, or both, such coverage and benefits shall be provided from the general assets of the Corporation. No special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of any such amounts. To the extent that any person acquires a right to receive payments from the Corporation under this Agreement, such right shall be no greater that the right of an unsecured general creditor of the Corporation.

     7.   Termination by the Corporation of Employee's Employment for Cause
          -----------------------------------------------------------------

          (a) Notwithstanding any other provision of this Agreement, the Corporation shall have the right to terminate Employee's employment upon written

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notice to Employee that the Board has found, based upon reasonable evidence presented in writing to Employee, that Employee has materially breached this Agreement by engaging in dishonest or fraudulent actions or willful misconduct or has materially harmed the Corporation by performing his duties in a grossly negligent manner. Employee shall upon receipt of such written notice and evidence immediately cease to be an employee of the Corporation.

          (b) In case of a termination by the Corporation on account of a breach hereunder pursuant to Paragraph 7(a) above, the Corporation's obligations to Employee under this Agreement shall cease upon the effective date of such termination and the Corporation shall not be liable to continue paying Employee the Employee's Base Compensation nor shall Employee be entitled to any rights or benefits pursuant to Paragraph 3 above, other than as may be provided under the terms of such plans which are generally applicable to participants who have terminated employment under similar circumstances.

     8.   Disability
          ----------

          (a) In the event of the total disability (as hereinafter defined) of Employee during the term of this Agreement, the Corporation shall continue to pay Employee's Base Compensation and shall continue Employee's participation in its various executive compensation and employee benefit plans and programs pursuant to Paragraph 3 above during the period of his total disability until the end of the term of this Agreement; provided, however, that in the event Employee is totally disabled for a continuous period exceeding one hundred fifty
(150) days the Corporation may, at its election, terminate Employee's employment upon thirty (30) days' written notice, in which event Employee shall be entitled to receive the benefits described in Paragraph 8(b) below. As used in this Agreement, the term "total disability" shall mean the complete inability of Employee to perform all of the duties of his position with the Corporation by reason of any physical or mental ailment.

          (b) In the event that Employee is totally disabled for a period described in Paragraph 8(a) above and the Corporation elects to terminate Employee's employment, the Corporation shall continue to pay Employee a disability benefit ("Disability Benefit") equal to Employee's Base Compensation in effect at the time of such termination for the greater of (i) the entire term of this Agreement and (ii) one year from the date of termination. Payment of the Disability Benefit under this Paragraph 8(b) shall commence within thirty
(30) days of the termination of Employee's employment under Paragraph 8(a) above. In addition, Employee's participation (including dependent coverage) in any life, accident, disability, health and dental insurance plans, and any other similar welfare plans of the Corporation in effect immediately prior to the effective date of the termination shall be continued, or

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equivalent benefits provided, by the Corporation during the period in which the
Disability Benefit is paid at no cost to Employee or his dependents.

          (c) If Employee becomes entitled to and receives other disability benefits under any disability payment plan paid for by the Corporation, including disability insurance, the Disability Benefit otherwise payable by the Corporation to Employee pursuant to Paragraph 8(b) above shall be reduced (but not below zero) by the amount of any such other disability benefits received by him, but only to the extent such benefits are attributable to payments made by the Corporation.

     9.   Death
          -----

          If Employee should die during the term of this Agreement, the Corporation shall continue to pay his estate or designated beneficiary or beneficiaries a death benefit ("Death Benefit") equal to Employee's Base Compensation in effect at the date of his death for the greater of (i) the entire term of this Agreement or (ii) one year from the date of his death. Payment of the Death Benefit shall commence within thirty (30) days of the date of Employee's death. The Corporation shall also pay Employee's estate or designated beneficiary or beneficiaries such other death benefits as become payable under the terms of such travel accident, life insurance, and employee stock ownership plan, and other executive compensation and employee benefit plans and programs of the Corporation in which Employee was a participant on his date of death. In addition, dependant coverage provided by any life, accident, disability, health and dental insurance plans, and any other similar welfare plans of the Corporation in effect immediately prior to the date of Employee's death shall be continued, or equivalent benefits provided, by the Corporation during the period in which the Death Benefit is paid at no cost to Employee or his dependents.

     10.  Board Membership
          ----------------

          In any instance where employee ceases to be an employee of the Corporation pursuant to Paragraph 7(a) of this Agreement and if Employee is then a member of the Board, Employee hereby agrees that, unless otherwise requested by the Board, he shall simultaneously submit his resignation as a member of the Board in writing on or before the date he ceases to be an employee of the Corporation. If Employee fails or neglects to submit such resignation in writing, this Paragraph 10 may be deemed by the Corporation to constitute Employee's written resignation as a member of the Board effective on the same date that Employee ceases to be an employee of the Corporation. If Employee ceases to be an employee of the Corporation for any other reason, he shall not be required to resign as a member of the Board.

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     11.  Waiver
          ------

          Failure of either party hereto to insist upon strict compliance by the other party with any term, covenant or condition hereof shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment or failure to insist upon strict compliance of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     12.  Withholding of Taxes
          --------------------

          The Corporation may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

     13.  Facility of Payment
          -------------------

          If the Board shall find that any person to whom any amount is or was payable hereunder is unable to care for his affairs because of illness or accident, or is a minor, or has died, then the Board, if it so elects, may direct that any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of his spouse, children or other dependents, an institution maintaining or having custody of such person, any other person deemed by said Board to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as the Board may deem proper. Any such payment shall be in complete discharge of the liability of the Corporation therefor.

     14.  Prior Agreements
          ----------------

          This instrument sets forth the entire agreement between the parties hereto with respect to the subject matter hereof.

     15.  Consolidation or Merger
          -----------------------

          Nothing in this Agreement shall preclude the Corporation from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation or other entity (the "Successor Employer") which assumes this Agreement and all obligations of the Corporation hereunder by operation of law or affirmative action. Upon such a consolidation, merger or transfer of assets and assumption, the term "Corporation" shall refer to the Successor Employer and this Agreement shall continue in full force and effect.

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     16.  Unsecured Creditor Status
          -------------------------

          Employee shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under this Agreement. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and Employee, his beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Corporation under this Agreement, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.

     17.  Non-Alienation of Benefits
          --------------------------

          Except insofar as applicable law may otherwise require, no amount payable to or in respect of Employee at any time under this Agreement shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable shall be void; provided, however, that nothing in this Paragraph 17 shall preclude Employee from designating a beneficiary or beneficiaries to receive any benefit on his death.

     18.  Benefits
          --------

          Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns, and upon Employee, his beneficiaries, heirs, executors and administrators.

     19.  Amendment
          ---------

          No amendment or modification of this Agreement shall be deemed effective unless and until executed in writing by Employee and the Corporation.

     20.  Severability
          ------------

          If for any reason any provision of this Agreement shall be held invalid, such invalidity shall not affect any other provision of this Agreement not held so

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invalid, and all other such provisions shall to the full extent consistent with law continue in full force and effect. If any such provision shall be held invalid in part, such invalidity shall in no way affect the remaining portion of such provision not held so invalid, and the remaining portion of such provision, together with all other provisions of this Agreement, shall likewise to the full extent consistent with law continue in full force and effect.

     21.  Headings
          --------

          The headings of paragraphs are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     22.  Governing Law
          -------------

          This Agreement shall be governed by the laws of the State of Tennessee.

     23.  Notices
          -------

          Any notices required or desired to be given pursuant to this Agreement shall be sufficient if in writing and transmitted by hand delivery or by registered or certified mail. All communications to Employee shall be addressed to:

               R. Clayton McWhorter
               400 Hyde Park
               Nashville, TN  37215

          All communications to the Corporation shall be addressed to:

               Richard L. Scott
               Columbia/HCA Healthcare Corporation
               One Park Plaza
               Nashville, TN  37203

          Notwithstanding the foregoing, the Corporation and Employee may, by notice in accordance herewith, designate a different address than contained herein.

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          IN WITNESS WHEREOF, the Corporation has caused its name to be ascribed to this Agreement by its duly authorized representative and Employee has executed this Agreement as of the day and year first above written.

                                 COLUMBIA/HCA HEALTHCARE CORPORATION



                                 BY:______________________________________
                                 Richard L. Scott
                                 President and Chief Executive Officer



                                 _________________________________________
                                 R. Clayton McWhorter

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